UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023

IronNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39125	83-4599446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400

McLean, VA 22102

(Address of principal executive offices, including zip code)

(443) 300-6761

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRNT	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	IRNT.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 17, 2023, the board of directors of IronNet, Inc., a Delaware corporation (the “Company”) authorized the Company to voluntarily delist each class of its securities (including its warrants) from the New York Stock Exchange (the “Exchange”) pursuant to the Letter Agreement (the “Letter Agreement”) executed on June 16, 2023 and deemed effective on July 11, 2023, between the Company and C5 CC Ferrous, LLC, a Delaware limited liability company (as amended on July 11, 2023). On July 17, 2023, the Company delivered written notice to the Exchange of its intention to voluntarily delist each class of its common stock and its redeemable warrants from the Exchange. On the same day, the Company issued a press release announcing the decision to voluntarily delist each class of its securities.

The Company currently anticipates that it will file a Form 25 with the Securities and Exchange Commission relating to the delisting on or about July 27, 2023, and the Company anticipates that the delisting of its securities will become effective on or about August 6, 2023. Following delisting, the Company expects that its securities will be traded on over-the-counter markets. However, the Company cannot provide any assurance that trading of its securities will continue in the future on any over-the-counter trading market.

The Company does not expect that the delisting will have any adverse effects on its business operations, and the Company will remain subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

The foregoing description of the press release, dated July 17, 2022, is qualified in its entirety by the full text of the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Press Release issued by IronNet, Inc. on July 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONNET, INC.

By:	/s/ Cameron D. Pforr
Date: July 17, 2023 Cameron D. Pforr President & Chief Financial Officer